UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

Frontier Communications Parent, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-11001	86-2359749
(Commission File Number)	(IRS Employer Identification No.)
1919 McKinney Avenue, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 445-0042
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FYBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on September 4, 2024, Frontier Communications Parent, Inc. (“Frontier” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Verizon Communications Inc., a Delaware corporation (“Parent”), and France Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent. On October 25, 2024, Frontier made available an investor presentation regarding the transactions contemplated by the Merger Agreement (the “Investor Presentation”) recommending stockholders vote FOR the merger proposal at the Company’s Special Meeting of Stockholders on November 13, 2024. A copy of the Investor Presentation is attached hereto as Exhibit 99.1.

On October 25, 2024, Frontier issued a press release announcing publication of the Investor Presentation. A copy of the press release is attached hereto as Exhibit 99.2. Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Investor Presentation made available by Frontier Communications Parent, Inc. on October 25, 2024
99.2	Press Release, dated as of October 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Frontier by Parent. In connection with the proposed transaction, on October 7, 2024, Frontier filed a definitive proxy statement with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING FRONTIER’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov or from Frontier’s Investor Relations webpage at www.investor.frontier.com or by contacting Frontier’s Investor Relations by e-mail at ir@ftr.com.

Forward-Looking Statements

This communication contains “forward-looking statements” pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, statements that relate to the proposed transaction. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

A wide range of factors could materially affect future developments and performance, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed transaction by Frontier’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Frontier will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Frontier to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Frontier’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Frontier’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that Frontier’s stock price may decline significantly if the merger is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in Frontier’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and (B) the other risk factors identified from time to time in Frontier’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

This list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company does not intend, nor does it undertake any duty, to update any forward-looking statements.

Participants in the Solicitation

Frontier and Frontier’s directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Information about Frontier’s directors and executive officers is set forth in the Frontier Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2024. To the extent holdings of Frontier’s securities by its directors or executives officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: John Harrobin on May 7, 2024; William McGloin on May 7, 2024 and June 21, 2024; Scott C. Beasley on May 7, 2024; Mark D. Nielsen on May 7, 2024; John G. Stratton on May 7, 2024; Veronica Bloodworth on May 7, 2024; Alan Gardner on May 7, 2024; Maryann Turcke on May 30, 2024; Kevin L. Beebe on May 30, 2024; George Haywood Young III on May 30, 2024; Pamela L. Coe on May 30, 2024; Lisa Chang on May 30, 2024; Stephen Charles Pusey on May 30, 2024; Pratabkumar Vemana on May 30, 2024; and Margaret Mary Smyth on May 30, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in Frontier’s definitive proxy statement relating to the proposed transactions, which was filed with the SEC on October 7, 2024. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS PARENT, INC.

By:	/s/ Mark Nielsen
Name:	Mark Nielsen
Title:	Executive Vice President, Chief Legal & Regulatory Officer

Date: October 25, 2024

Exhibit 99.1

 October 25, 2024  FRONTIER  Transaction with Verizon is in the best interests of Frontier stockholders

 3  Achieving the Standalone Plan requires meeting ambitious targets and operating amidst a relatively benign competitive environment; small changes in underlying drivers have a significant impact on value  Qualified and experienced Strategic Review Committee and Board led a robust and exhaustive process to evaluate the Standalone Plan and strategic options  2  Executive Summary  4  The Strategic Review Committee and Board unanimously and unequivocally believe the Verizon transaction is in the best interests of stockholders and recommend stockholders vote in favor of the transaction  1  $38.50 per share all-cash consideration provides a highly attractive price and eliminates inherent risks in the Standalone Plan  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 $38.50 Per Share All-Cash Consideration Is Highly Attractive for Frontier Stockholders  1

 Price  Premium  Agreed Price  $38.50   -  Unaffected (9/3/2024)     28.04     37.3%  Strategic Review Announcement1  24.11  59.7%  52-Week Low2  13.67  181.6%  52-Week High2     29.83     29.1%  90-Day VWAP  26.77  43.7%  6-Month VWAP     25.71     49.7%  1-Year VWAP  23.13  66.4%  2-Year VWAP        22.66     69.9%  Agreed Price Represents a Significant Premium  Frontier Trading History for Last Three Years  $38.50 Agreed Price  $35.82  Implied Verizon Agreed Price Premiums  Source: Capital IQ, Bloomberg, Company Filings, Wall Street Research.  Note: Market data as of 10/23/2024.  (1) Reflects date prior to announcement of Strategic Review (2/4/2024).  (2) Reflects intraday low (10/4/23) and high (8/26/24).   Since announcement on 9/5 of agreed $38.50 price from Verizon, Frontier’s stock has traded between $35.00 – $36.44  A  A  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 $38.50 Agreed Price Represents Premium Over Nearly All Pre-Announcement Research Analyst Price Targets  $38.50 Agreed Price  Source: Wall Street Research, reflecting sell-side research analyst price targets prior to published market speculation regarding a potential sale of Frontier.   Premium / (Discount) to Target Price  126%  33%  28%  28%  28%  24%  17%  10%  10%  10%  4%  4%  (1%)  (37%)  (8/16/24)  (8/2/24)  (8/14/24)  (8/5/24)  (8/2/24)  (8/2/24)  (8/2/24)  (9/3/24)  (8/7/24)  (8/5/24)  (8/27/24)  (8/5/24)  (8/4/24)  (8/2/24)  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 Overwhelming Majority of Research Analysts Have Expressed Positive Views About the Transaction  Source: Wall Street Research.   Attractive Value  “Our pre-deal target price, which was based on a long-term DCF, was $30; the deal price of $38.50 makes sense in that context, given the synergies that Verizon plans to achieve. We’ve described $38.50 as a full and fair price.”  October 23, 2024  Robust Process  “Given the length of the strategic review process (announced in February), we do not expect competing offers (strategic and/or financial sponsor).”  September 5, 2024  No Topping Bid  “Beyond Verizon and maybe AT&T, we do not believe there are any other potential buyers (strategic or otherwise) who make sense.”  September 5, 2024  “The Proxy filing suggests that this asset was shopped around, widely.”  October 15, 2024  “Since the VZ/FYBR deal announcement, T & TMUS commentary and disclosure from a PREM14A filing suggest a low probability of a competing bid for FYBR.”  September 30, 2024  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction  “We think the Verizon offer is a fair one for shareholders.”  October 15, 2024

 $38.50 Agreed Price Delivers a Premium to Discounted Cash Flow (DCF) Value of Standalone Plan  The Standalone Plan requires meeting ambitious targets and operating amidst a relatively benign competitive environment over the next 10 years  Assuming Frontier delivers the Standalone Plan, the midpoints of PJT Partners’ and Barclays’ fairness opinion DCF values are below the $38.50 per share merger consideration   DCF is the most relevant methodology for valuing Frontier’s business  Difficult to find relevant public company comparables  Limited comparable precedent M&A transactions  DCF reflects the unique cash flow characteristics of Frontier’s business, particularly the negative cash flow until 2027E  Approximately two-thirds of research analysts use DCF in determining their valuation and those DCF values average ~$33 per share1  Analysts that include a sum of the parts (SOTP) multiple-based approach in their valuation generally use fiber multiples of 7.5x – 11.0x and copper multiples of 3.5x – 5.0x, resulting in an average SOTP value of ~$31 per share (NB: range of $30 - $32)1  Although homes passed may be a useful metric for certain companies with limited or no earnings, it has limited utility for comparing companies that  Are at differing stages of maturity and earnings delivery, or  Have different relative magnitudes of future builds versus current footprints  Source: Wall Street Research.  Excludes New Street Research, which is a notable outlier, with DCF value of $64.26 and SOTP value of $61 / share based on 16.7x for Fiber and 2.9x for Copper.  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 Frontier  Metronet  Lumos  % Copper Revenue  44%  0%  0%  % Business + Wholesale Revenue  45%  Limited  Limited  % Growth in Fiber Homes Passed to Reach Target Passings  39%  225%1  994%2  LTM EBITDA3 ($MM)  $2,182   Dramatically Lower Order of Magnitude  Regulatory Requirements (COLR, etc.)  Yes  No  No  Unionized Workforce  Yes  No  No  Source: Company Filings.  Based on Metronet target 6.5mm passings reached by 2030 and current 2mm+ passings as per transaction press release.  Based on Lumos target 3.5mm passings reached by 2028 and current 320k passings as per transaction press release.  Reflects pre-SBC EBITDA .  Recent Smaller Pure-Play Fiber Transactions Are Not Relevant Comparables  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction  Business mix, build growth trajectory, and other factors make these poor comparables. In addition, Metronet and Lumos were private companies with complex transaction structures where actual multiples were not disclosed

TEV / LTM EBITDA[1] Multiple Compares Favorably With the Most Relevant LEC Precedents


9.2x(1)
9.6x(2)
7.3x
6.2x(3)
5.5x(4)
5.1x(5)
5.0x
4.8x(7)

Announce Date	Sep-24	Oct-23	Mar-20	Feb-15	Aug-21	May-24	May-19	Dec-13
Target	Frontier	Consolidated	Cincinnati Bell	Verizon (CA, TX, FL Assets)	Lumen (Select ILEC Assets)	Windstream	Frontier NW	AT&T (CT Assets)
Acquiror	Verizon	Searchlight / BCI	Macquarie	Frontier	Apollo	Uniti Group	Searchlight	Frontier
TEV ($bn)	$20.0	$3.1	$3.0	$10.5	$7.5	$4.3[6]	$1.4	$2.0

These LEC precedent transactions are more relevant to Frontier given their associated business mix

Source: Company fillings, Wall Street Research.
(1) Based on pre-SBC EBITDA.
(2) Includes purchase of remaining 66% not owned by Searchlight / British Columbia Investment Management Corporation for an implied total equity value of ~$560mm.
(3) Reported 2014A Adj. EBITDA multiple.
(4) Reported 2020E Adj. EBITDA multiple.
(5) Based on LTM Adjusted EBITDA excluding gain on sale and settlement payments, per Windstream filings. On Uniti 5/3/2024 earnings call, Kenneth Gunderman, Uniti Group Inc. President, CEO and Director, noted a 5.3x multiple (4.7x on a synergy-adjusted basis).
(6) Based on Form S-4 filed by Windstream on 7/29/2024.
(7) Reported 2014E Pro Forma Day 1 EBITDA multiple.

© Frontier Communications.

These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

FRONTIER

9

 Frontier’s Strategic Review Committee and Board Led a Robust and Exhaustive Process to Evaluate the Standalone Plan and Strategic Options  2

 = Finance & Accounting  = Regulatory & Legal; Risk Mgmt.  = Strategic Planning  = Telecom Expertise  = Value Creation and M&A  Highly Qualified and Engaged Strategic Review Committee Oversaw and Led Process  F  S  V  T  Led Verizon’s Wireless business through significant restructuring that resulted in a 380-point margin expansion in 3 years and optimized the company’s wireline portfolio through ~$14B in divestitures and ~$5B in acquisitions  Executive Chairman  As Group President of Operations at ALLTEL Corporation, a then publicly held telecom services company, from 1998 to 2007, oversaw $60B worth of transactions and served as a critical driver in the decision to take the company private  Lead Independent Director  Served on Vodafone Group Executive Committee for 8 years and oversaw aspects of Vodafone’s sale of its 45% stake in Verizon Wireless for $130B in addition to participating in all other transactions during tenure  Led Vodafone Group’s acquisition of Cable & Wireless Worldwide for $1.7B  President & CEO  F  S  V  T  F  S  V  T  F  S  V  T  Brings extensive industry and M&A experience and oversaw Royal Bank of Canada’s acquisition of HSBC Canada for C$13.5B as board member  At Bell Canada, was on the executive team that engaged in substantial M&A and associated integration efforts from 2008 to 2017, including CTV for $3.2B, Manitoba Telecom Services for $3.9B, and Q9 Networks for C$1.1B  Represented Vodafone Board within Verizon Wireless partnership and was part of the team that led Vodafone’s sale of its 45% stake in Verizon Wireless for $130B  As a Board member of the acquired companies, oversaw sale of ARM Holdings to SoftBank in deal worth >$32B, sale of GlobalLogic to Hitachi for $9B, and sale of Accedian to Cisco  Independent Director  Served on the board of Martha Stewart Living Omnimedia in years leading to its sale to Sequential Brands  As CFO of National Grid US, was responsible for approving all material acquisitions and dispositions  As an Arthur Andersen partner, played significant role in countless M&A transactions  Independent Director  Independent Director  F  S  V  T  F  S  V  F  S  V  T  Brings extensive M&A, securities law, capital markets, and transaction experience in the TMT space, having worked on billions of dollars of complex, value-creating transactions  Pamela Coe  Independent Director  F  S  V  T  Led many of the most transformative transactions in telecom industry during 30+ years as investment banker, including AT&T’s acquisitions of Time Warner ($109B), DirecTV ($67B), and BellSouth ($90B), Sprint’s $47B merger with Nextel Communications, Qwest Communications $22B sale to CenturyLink, and SBC’s acquisition of AT&T ($22B)  Woody Young  Independent Director  F  S  V  Chair of Strategic Review Committee  T  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 Thoughtful and Thorough Consideration Led to Verizon Transaction  On receipt of unsolicited inbound strategic bid, evaluated standalone prospects considering opportunities and risks  Publicly announced comprehensive review of strategic alternatives (Feb. 2024)  Solicited interest from all logical parties  Retained leading legal and financial firms (PJT Partners, Barclays, Cravath, Paul Weiss) to advise the Strategic Review Committee (and Board)  Thoroughly explored and evaluated alternatives  Created competitive tension between Verizon and Party E  Provided opportunity for other logical strategic bidders to engage  Verizon’s proposal increased from initial $30 - $33 per share range to best and final price of $38.50 per share  Negotiated fiduciary out, termination fee, and protections to mitigate regulatory approval risk  Achieved attractive terms from Verizon through competitive process  Evaluated Verizon transaction against all alternatives and the Standalone Plan  Determined Verizon transaction is superior to all other options  Determined other potential bidders unlikely to emerge now or medium term  Determined Verizon transaction superior to all alternatives including the Standalone Plan  The Board and Strategic Review Committee unanimously and unequivocally recommend stockholders vote in favor of the transaction and believe it is in the best interests of stockholders  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 Engaged With All Logical Counterparties, Including 4 Strategics and 13 Financial Parties   Strategics  Financial Parties  Party A  Party B  Party E  Party C  Party D  11 Other Financial Parties  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 Nearly Year Long Process With Publicly Announced Strategic Review  Unsolicited approach from Party A with $25.00 per share indication of value  Informed Party A that its indication of value was inadequate but provided opportunity to improve value  Solicited interest from, signed NDAs with, and provided diligence to Parties A, B, and Verizon  Requested preliminary indications of interest from Parties A, B, and Verizon by early February  Publicly announced strategic review process  Ended discussions with Parties A, B, and Verizon after deeming no significant interest from the parties  Oct 2023   to Feb 2024  Signed NDA and provided diligence to Party E after unsolicited approach on a potential strategic transaction   Received preliminary all-cash, non-binding $34.00 – $37.00 per share proposal from Party E  March 2024   to June 2024  Received inbound from Verizon expressing interest in reengaging with Frontier  Reached back out to Parties A and B, directly communicating with their respective CEOs, to inform them of strategic interest from other parties and invite them to reengage. Both parties promptly declined, indicating their strategic intention to explore alternative avenues for growth  Ran competitive process with Verizon and Party E  Received $38.50 proposal from Verizon after asking for best and final proposal  Negotiated merger agreement with fiduciary out and reasonable termination fee, enabling other parties to submit competing proposals  July 2024   to   Sept 2024  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

Competitive Tension Drove Significant Value Improvement

Indications of Value / Formal Proposals from Parties A, E, and Verizon
Parties A and B declined to engage following further outreach July 2024



+54%
+10%
+17% to +28%
Best & Final Verizon Proposal
$25
$34 – $37
$34.25
$35
$30 – $33
$36 – $38
$38
$38.50
Party A 11/21/23 Indication of Value
Party E 6/6/24 Proposal
Party E 7/23/24 Proposal
Party E 8/23/24 Proposal
Verizon 8/2/24 Proposal
Verizon 8/8/24 Proposal
Verizon 8/30/24 Proposal
Verizon 9/1/24 Proposal

Best and final proposal included substantial premium along with reasonable breakup free and strong regulatory effort commitment

15
FRONTIER
© Frontier Communications.
These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 Strong Governance Bolstered Entire Process  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction  Established majority independent Strategic Review Committee  Majority independent Board oversaw robust process  Held 20+ Board and Strategic Review Committee meetings following review announcement  Held multiple executive sessions without management  Engaged two independent financial firms which advised and provided fairness opinions  Conducted objective and unbiased process across multiple counterparties  Considered all strategic alternatives, including the Standalone Plan  Filed preliminary and definitive proxy statements and set record date in line with market practice and SEC requirements, providing ample opportunity for stockholder review  Building on Frontier’s commitment to strong governance, our Board and Strategic Review Committee   upheld best practices throughout comprehensive and fair process

 Achieving Standalone Plan Requires Meeting Ambitious Targets and Operating Amidst a Relatively Benign Competitive Environment; Small Changes in Underlying Drivers Have a Significant Impact on Value  3

The Standalone Plan Requires Meeting Ambitious Targets; Small Changes Have Significant Impact On Value

Standalone Plan Has Ambitious Targets

- ✓ Continue to Build Gigabit America, passing **10mm homes by 2026**
- ✓ From 2023-2033 Frontier Standalone Plan includes:
  - ✓ Penetration of homes passed increasing to **43%**[1]
  - ✓ Consumer fiber broadband ARPU CAGR of **3.7%+**
  - ✓ Revenue CAGR of **2.8%**
  - ✓ EBITDA CAGR of **7.5%**[2]
  - ✓ EBITDA margin improvement from **37%** to **58%**[2]

Considerations and Sensitivities

- Plan entails **$5.4bn of cumulative negative free cash flow** through 2027, resulting in leverage increasing from 4.6x as of Q2 '24 to 5.4x[3]
  - Requires additional debt funding, which may not be available on attractive terms
- Assumes ability to **meet both penetration and ARPU growth targets** in a highly competitive and uncertain macro environment *(last 8 quarters YoY ARPU growth averaged 1.6%[4])*
  - Competition from cable and other broadband providers, including FTTH overbuilders, as well as increased competition from converged / bundled wireline and wireless offerings and LEO impact on copper customer base
  - Plan assumes status quo macroeconomic environment
- Assumes ability to manage decline of legacy services facing secular headwinds
  - 44% of revenue from legacy copper products
  - 45% of revenue from business and wholesale
- **Small changes in key value drivers significantly impact value,** given ~80% of DCF value relates to the terminal period[4]

Source: Company Filings.
Note: The figures presented on this page with respect to historical performance are as of Q2 '24.
(1) Reflects consumer fiber penetration.
(2) Reflects pre-SBC EBITDA.
(3) Reflects cumulative levered cash outflow from 2024-2027. In light of funding requirements to complete the build and the commensurate increase in leverage (or equity dilution), increasing equity value will largely depend on multiple expansion.
(4) Corresponds with PJT Partners' fairness opinion DCF analysis.

© Frontier Communications.

18

FRONTIER

These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

Achieving Ambitious Targets Would Result in Midpoint DCF Value of $36.35; Slower Growth in Key Metrics Presents Meaningful Downside

- Verizon's offer provides a premium to the midpoint DCF value of the Standalone Plan and a very significant premium to the DCF value, assuming lower ARPU growth
- Small changes in key drivers have significant implications for DCF value
- High leverage compounds the impact on equity value

ARPU Sensitivity Example



Last 8 quarters YoY ARPU growth averaged 1.6%[3]
23A- 33E ARPU CAGR
3.7%
2.7%[1]
1.7%[2]
$38.50 Price
DCF Value Per Share[4]
$36.35
$28.18
$20.69
Standalone Plan

The DCF value is also highly sensitive to other key drivers such as penetration, legacy product decline rate, etc.

Source: Company filings.
Note: As of 6/30/24. Based on the midpoint WACC of 8.25% and PGR of 1.5% as per PJT Partners' presentation to the Board and Strategic Review Committee on September 4, 2024.
(1) Assumes change in 2033E and terminal ARPU to imply 1% reduction in 2023A-2033E consumer fiber broadband ARPU CAGR from 3.7% to 2.7%.
(2) Assumes change in 2033E and terminal ARPU to imply 2% reduction in 2023A-2033E consumer fiber broadband ARPU CAGR from 3.7% to 1.7%.
(3) As of 6/30/24.
(4) Based on mid-case DCF.

© Frontier Communications.

These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

19

FRONTIER

 The Strategic Review Committee and Board Unanimously and Unequivocally Believe the Verizon Transaction is in the Best Interests of Stockholders and Recommend Stockholders Vote in Favor of the Transaction  4

 If the transaction is not approved, there are no assurances regarding:  How Frontier will perform operationally and financially and how its stock will trade as a standalone public company  Whether or when Verizon might return with another offer  Whether or when any alternative buyer might surface  Whether multiple parties may emerge at the same time to drive another competitive process  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction  The Strategic Review Committee and Board Unanimously Believe That The Verizon Transaction Is in the Best Interests of Stockholders

 Rebuttals to Selected claims by third parties  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

New Street Research Makes a Number of Flawed Statements

New Street Perspective	Wall Street Consensus	Frontier Perspective
6.6% WACC for Frontier, based on an ~8% cost of equity	• Wall Street analysts use WACCs of 7-10% with an average of 8.3%, based on costs of equity of 10-13%	• PJT Partners and Barclays use midpoint WACCs of 8.25% and 8.0%, respectively • An 8% cost of equity does not make sense for a highly levered company facing years of negative free cash flow
"Our estimates for [...] UFCF were vanishingly close to the projections that management provided in the proxy"		• New Street has overestimated Frontier's free cash flow from 2025-2031 • New Street projects $1.9 billion of incremental cumulative free cash flow from 2025-2031 vs. the Standalone Plan[1] (~45% increase to cumulative free cash flow under Frontier Standalone Plan)
"Based on [public] comparable fiber transactions, Frontier is worth at least $49 per share"	• Approximately two-thirds of research analysts use DCF in determining their valuation; those DCF values average ~$33 per share[2]	• SOTP valuations should utilize different valuations for different businesses (e.g., legacy products, business and wholesale, consumer fiber) • *"[Applying a] low-to-mid single digit multiple to commercial EBITDA and a low-teens multiple to residential EBITDA (fiber plus copper) yields a value in-line with what Verizon has agreed to pay"* - Moffett Nathanson, 10/23/24
Frontier shareholders are not adequately compensated for synergies: "If synergies are split evenly, values range from $65-76 per share"		• It is unknown what underlying plan Verizon underwrote, as buyers rarely accept seller projections at face value and regularly develop their own projections for the target business • It is also unknown what quantum of dis-synergies will be borne by Verizon • Therefore, it is impossible to know what portion of the synergies may be reflected in the price
"The worst case is [Frontier trades at] $38.50 in ~15 months"		• NSR has consistently overestimated Frontier's value; at initiation in early 2021, NSR's target equity value was $29 billion, or $111 per share • Frontier was trading at $28.04 before the Verizon announcement and $24.11 before the Strategic Review announcement; Frontier has never traded at $38.50 in its corporate history

Source: Wall Street research.
Note: Analysis based on 10/8 report "Frontier / Verizon Deal: The Case for a Higher Price." New Street Research DCF based on a 12/31/24 valuation date and includes UFCF forecasts to 2031, after which a perpetuity growth rate is applied.
(1) Reflects comparison to Standalone Plan Unlevered Free Cash Flow utilized by financial advisors for their respective discounted cash flow analyses as disclosed in the definitive merger proxy.
(2) Excludes New Street Research, which is a notable outlier, with DCF value of $64.26.

© Frontier Communications.

These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

23

FRONTIER

New Street Research's Analysis Overstates Cash Flows and Understates WACC


$64
$55
$27

New Street Research DCF Value / Share

$1.9bn Cumulative Overestimate of 25E-31E UFCF[1]

6.6% WACC[2]

~8% CoE

1% PGR

Removal of $1.9bn UFCF Overestimate

All Other NSR Assumptions Held Constant

Removal of $1.9bn UFCF Overestimate + Use of ~8% Broker Average WACC[3]

All Other NSR Assumptions Held Constant

Note: Analysis based on 10/8 report "Frontier / Verizon Deal: The Case for a Higher Price." New Street Research DCF based on a 12/31/24 valuation date and includes UFCF forecasts to 2031, after which a perpetuity growth rate is applied.
There are other differences in assumptions between the New Street research, PJT Partners, and Barclays DCFs addition to those illustrated above.

(1) Reflects comparison to Standalone Plan Unlevered Free Cash Flow utilized by financial advisors for their respective discounted cash flow analyses as disclosed in the definitive merger proxy.
(2) PJT Partners and Barclays utilized WACC ranges of 7.75%-8.75% and 7.5%-8.5%, respectively
(3) As of pre-transaction announcement.

© Frontier Communications.

24

FRONTIER

These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 Fiber Only  Fiber Only  Charter has significantly higher subscribers per passing1...  ...and generates meaningfully more EBITDA per passing2  Source: Company Filings.  As of 6/30/24. Reflects customer relationships / total passings and fiber broadband customers / fiber passings for Charter and Frontier, respectively.  As of 6/30/24. Reflects total EBITDA / total passings and fiber EBITDA / fiber passings for Charter and Frontier, respectively.  Based on estimated capex required to add incremental broadband subscribers to achieve 55% penetration on Frontier’s fiber passings as of 6/30/24. Illustratively assumes $800 and $680 cost to connect and SAC cost, respectively.   New Street Research’s Suggestion That Frontier Should be Valued at a Premium to Charter’s Per Passing Multiple Ignores Key Facts  55%  30%  $384  $198  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

 New Street Research Has Been an Outlier, Consistently and Meaningfully Overestimating Frontier’s Value  $26.95  $35.82  Source: S&P Capital IQ.  Note: Market data as of 10/23/2024.  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction  $49.50  $38.50

Glendon's Letter Also Has a Number of Fundamental Flaws

Glendon Perspective	Wall Street Consensus	Frontier Perspective
T-Mobile is the closest comparable public telecom peer	• T-Mobile trades at ~10x 2025E EBITDA, but peers (AT&T and Verizon) trade between ~6-7x	• Frontier's business is completely different than T-Mobile's business • Frontier expects negative free cash flow in the near-term given its fiber build, which is not comparable to T-Mobile's high free cash flow generation • Frontier has a sizeable portion of revenue tied to legacy copper business
In DCF analysis, perpetuity free cash flow growth rate should be 2.5 – 3.5%	• Wall Street analysts who value Frontier using a DCF use much lower perpetuity free cash flow growth rates: 1.3% (median) and 1.7% (mean)	• Outer years of Standalone Plan project high free cash flow growth rates due to final years of penetration ramp of final build cohorts; these growth rates should not last into perpetuity • Projection period does not extend past 2033, when no further build or penetration ramp would drive growth; primary growth driver will be ARPU, which supports the perpetuity growth rate assumptions selected by advisors • In terminal state, there will still be a drag on growth from remaining legacy products
Verizon's lower cost of capital should be considered in DCF analysis	• Wall Street analysts use Frontier WACCs of 7-10%, with an average of 8.3%	• Verizon's lower cost of capital is irrelevant for the standalone value of Frontier business plan • Standalone valuation should be based on standalone plan and cost of capital of Frontier
ABS deal implies higher value per passing		• Frontier ABS implied value per passing not applicable to all passings given ABS market represents most mature market (Dallas) • *"[ABS per passing] values need to be adjusted down for the contribution from commercial revenue and overhead costs that are not allocated down to the securitization"* – Moffett Nathanson (10/23/24)
Vote process was rushed		• Frontier filed preliminary and definitive proxy statements and set record date in line with market practice and SEC requirements, providing ample opportunity for shareholder review

Source: Wall Street research.

© Frontier Communications.

These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

27

FRONTIER

Cooper Investors' October 15th Letter Uses Flawed Methodology

Cooper Investors' **EBITDA Multiple Based Approach** to Valuing Frontier **Ignores Certain Key Facts and Risks**

- Underestimates debt by ~$0.66 billion in 2026[1]
- Assumes a 15x multiple when Frontier has not traded above 8.3x NTM EBITDA (Pre-SBC) and has averaged 7.0x NTM EBITDA (Pre-SBC) since emergence
- Cooper's ~$48 per share in 2026 becomes ~$27 per share when using Frontier's peak 8.3x NTM multiple and the correct level of debt

Cooper Investors' **Per Fiber Passing Based Approach** to Valuing Frontier is **Also Fundamentally Flawed**

- The per passing based approach to valuation ignores certain key facts including significant differences in:
  - Subscribers per home passed
  - EBITDA per home passed
  - Capex required to drive target penetration
  - Time required to generate EBITDA at target penetration

"We've long shied away from relying on value per passing analyses, given how easy it is for them to generate misleading values absent meaningful adjustments, as is the case here. Instead, we've espoused the idea of using a long-term DCF that extends far enough into the future to capture the stabilization if both immature and future fiber deployments to obviate these issues. We see ***value per passing as a valuation output rather than a valuation input.****"*

\- Moffett Nathanson, 10/23/24

Source: S&P Capital IQ.

(1) Includes net debt, finance lease liabilities, and tax-effected pension liabilities.

© Frontier Communications.

28

FRONTIER

These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction

Carronade justifies its $48.60 value by applying a 15x multiple, while referencing New Street Research and a discount to multiples based on Metronet, Lumos, and Horizon as precedents  The inapplicability of Metronet and Lumos multiples is addressed earlier in this presentation  Horizon had $19 million of EBITDA in the year prior to its acquisition by Shentel  Carronade’s only reported position as of 06/30/2024 was a 700,000 share put position   Carronade Capital’s October 21st Letter is Flawed  These pages are not intended to be a comprehensive rebuttal of all the statements that have been made criticizing the transaction  Source: Company Filings.

 Disclaimer   Important Additional Information and Where to Find It     This communication may be deemed to be solicitation material in respect of the proposed acquisition of Frontier Communications Parent, Inc. (“Frontier”) by Verizon Communications Inc. In connection with the proposed transaction, on October 7, 2024, Frontier filed a definitive proxy statement with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING FRONTIER’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov or from Frontier’s Investor Relations webpage at www.investor.frontier.com or by contacting Frontier’s Investor Relations by e-mail at ir@ftr.com.     Forward-Looking Statements     This communication contains “forward-looking statements” pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, statements that relate to the proposed transaction. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain.     A wide range of factors could materially affect future developments and performance, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed transaction by Frontier’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Frontier will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Frontier to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Frontier’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Frontier’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that Frontier’s stock price may decline significantly if the merger is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in Frontier’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and (B) the other risk factors identified from time to time in Frontier’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.     This list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier does not intend, nor does it undertake any duty, to update any forward-looking statements.     Participants in the Solicitation     Frontier and Frontier’s directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Information about Frontier’s directors and executive officers is set forth in the Frontier Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2024. To the extent holdings of Frontier’s securities by its directors or executives officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: John Harrobin on May 7, 2024; William McGloin on May 7, 2024 and June 21, 2024; Scott C. Beasley on May 7, 2024; Mark D. Nielsen on May 7, 2024; John G. Stratton on May 7, 2024; Veronica Bloodworth on May 7, 2024; Alan Gardner on May 7, 2024; Maryann Turcke on May 30, 2024; Kevin L. Beebe on May 30, 2024; George Haywood Young III on May 30, 2024; Pamela L. Coe on May 30, 2024; Lisa Chang on May 30, 2024; Stephen Charles Pusey on May 30, 2024; Pratabkumar Vemana on May 30, 2024; and Margaret Mary Smyth on May 30, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in Frontier’s definitive proxy statement relating to the proposed transactions, which was filed with the SEC on October 7, 2024. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.

 Disclaimer   Non-GAAP Financial Measures  Certain financial measures included herein, including Levered Free Cash Flow and Net Leverage Ratio are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.

Exhibit 99.2

Frontier Files Investor Presentation Detailing Significant Financial Benefits of Proposed Acquisition by Verizon

Verizon’s All-Cash Offer of $38.50 per Share Provides Highly Attractive Value to Frontier Stockholders

Frontier’s Board of Directors Strongly Recommends Stockholders Vote “FOR” the Proposed Acquisition by Verizon

DALLAS, Texas, October 25, 2024 -- Frontier Communications Parent, Inc. (NASDAQ: FYBR) (“Frontier”) today posted on its investor relations website and filed with the Securities and Exchange Commission an investor presentation detailing the significant value the proposed acquisition by Verizon Communications Inc. (NYSE, NASDAQ: VZ) (“Verizon”) creates for Frontier stockholders. The investor presentation is available on Frontier’s Investor Relations website.

Highlights from the presentation include:

•
Verizon’s best and final all-cash offer of $38.50 per share is highly attractive and creates significant value for stockholders, reflecting a 37% premium to Frontier’s pre-announcement price and a significant premium to all other measures of Frontier’s historical stock performance.

•	Frontier’s highly qualified Strategic Review Committee and Board of Directors led a robust and exhaustive process to evaluate its standalone plan and strategic options.
•	The Strategic Review Committee and Board unanimously and unequivocally believe the Verizon offer is in the best interests of stockholders and recommends stockholders vote “for” the transaction.

Superior Value for Frontier Stockholders

Verizon’s all-cash offer of $38.50 per share reflects a 66% premium to Frontier’s volume-weighted average share price over the past year, a 37% premium to its unaffected share price on September 3, 2024, and a 60% premium to when Frontier announced its strategic review process on February 5, 2024. The all-cash consideration provides certainty of value and immediate liquidity to Frontier stockholders at close. This price exceeded nearly all analyst price targets for Frontier prior to the deal, as well as the mid-points of the DCF valuations prepared in connection with the fairness opinions provided by PJT Partners and Barclays.

Comprehensive Board-Led Strategic Review Process

Frontier’s majority-independent Strategic Review Committee and Board of Directors thoroughly explored and evaluated multiple strategic alternatives including a sale, joint ventures, and remaining independent and executing towards Frontier’s standalone plan. The Board unanimously concluded that the transaction with Verizon is in the best interest of Frontier stockholders. The Strategic Review Committee and Board solicited interest from all logical potential parties, including four strategic and 13 financial parties. This deliberate and competitive process resulted in a 17% to 28% improvement in value from Verizon’s initial bid range and a significant premium to the only other bidder. This process resulted in an all-cash offer of $38.50, which represents a 54% improvement to the first indication of value received in November 2023. As a result of this robust process, the Board unanimously concluded that Verizon’s final offer of $38.50 per share presents superior value over all other potential paths, including Frontier’s ambitious standalone plan.

Transaction Addresses Sensitivities Inherent in Ambitious Standalone Plan

Over the last four years, Frontier has made remarkable progress in executing its ambitious strategy, expanding its fiber network and growing its fiber revenues. However, small changes in underlying value drivers can have a significant impact on the value of the company’s standalone plan. This proposed transaction with Verizon provides certainty against potential downside factors and sensitivities tied to Frontier’s ambitious standalone plan, including:

•	Negative cash flows through 2027 and high leverage; additional debt funding required to sustain Frontier’s fiber network build plan, which may not be available at attractive terms
•	Competition from cable and other broadband providers, including FTTH overbuilders, as well as increased competition from converged / bundled wireline and wireless offerings
•	Exposure to declining legacy services facing secular headwinds
•	Plan assumes status quo macroeconomic environment

Strategic Review Committee and Board Unanimously Believe that the Verizon Transaction is in the Best Interests of Stockholders

The Board has concluded through an exhaustive and competitive process that the Verizon transaction is in the best interests of Frontier stockholders. If the transaction is not approved, Frontier stockholders may face immediate loss of stockholder value with no assurance of equal or greater value in the future. Additionally, there are no assurances that Verizon or any other bidder will return with another offer.

The Board unanimously and unequivocally believes the Verizon transaction is in the best interests of stockholders and strongly recommends stockholders vote in favor of the transaction.

Investor Contact	Media Contact

Spencer Kurn	Chrissy Murray
SVP, Investor Relations	VP, Corporate Communications
+1 401-225-0475	+1 504-952-4225
spencer.kurn@ftr.com	chrissy.murray@ftr.com

About Frontier

Frontier (NASDAQ: FYBR) is the largest pure-play fiber provider in the U.S. Driven by our purpose, Building Gigabit America®, we deliver blazing-fast broadband connectivity that unlocks the potential of millions of consumers and businesses.  For more information, visit www.frontier.com.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Frontier by Verizon. In connection with the proposed transaction, on October 7, 2024, Frontier filed a definitive proxy statement with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING FRONTIER’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov or from Frontier’s Investor Relations webpage at www.investor.frontier.com or by contacting Frontier’s Investor Relations by e-mail at ir@ftr.com.

Forward-Looking Statements

This communication contains “forward-looking statements” pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, statements that relate to the proposed transaction. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

A wide range of factors could materially affect future developments and performance, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed transaction by Frontier’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Frontier will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Frontier to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Frontier’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Frontier’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that Frontier’s stock price may decline significantly if the merger is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in Frontier’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and (B) the other risk factors identified from time to time in Frontier’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

This list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier does not intend, nor does it undertake any duty, to update any forward-looking statements.

Participants in the Solicitation

Frontier and Frontier’s directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Information about Frontier’s directors and executive officers is set forth in the Frontier Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2024. To the extent holdings of Frontier’s securities by its directors or executives officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: John Harrobin on May 7, 2024; William McGloin on May 7, 2024 and June 21, 2024; Scott C. Beasley on May 7, 2024; Mark D. Nielsen on May 7, 2024; John G. Stratton on May 7, 2024; Veronica Bloodworth on May 7, 2024; Alan Gardner on May 7, 2024; Maryann Turcke on May 30, 2024; Kevin L. Beebe on May 30, 2024; George Haywood Young III on May 30, 2024; Pamela L. Coe on May 30, 2024; Lisa Chang on May 30, 2024; Stephen Charles Pusey on May 30, 2024; Pratabkumar Vemana on May 30, 2024; and Margaret Mary Smyth on May 30, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in Frontier’s definitive proxy statement relating to the proposed transactions, which was filed with the SEC on October 7, 2024. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.